Exhibit 10.11

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS A PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

FIFTH AMENDMENT TO

EXCLUSIVE DISTRIBUTION AGREEMENT

This Fifth Amendment (this “Amendment”) to the Exclusive Distribution Agreement is entered into as the date of the last signature below (the “Fifth Amendment Effective Date”) by and between RTI Surgical, Inc. (f/k/a RTI Biologics, Inc.), a Delaware corporation (“RTI”) and Biomet 3i, LLC, a Florida limited liability company (“Biomet 3i”). Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to such terms in the Agreement (as defined below).

Recitals

A.    Zimmer Dental, Inc. and RTI entered into an Exclusive Distribution Agreement on September 30, 2010, as subsequently amended (the “Agreement”).

B.    Effective January 1, 2016, Zimmer Dental, Inc. assigned the Agreement to its Affiliate, Biomet 3i.

C.    The Parties wish to incorporate additional EMEA Part Numbers and Products to Exhibit A of the Agreement.

Agreement

For good and valuable consideration, the receipt and sufficiency of which are acknowledged by the execution and delivery of this Amendment, Biomet 3i and RTI agree as follows:

1.    Exhibit A. Exhibit A to the Agreement is hereby amended to add the following Part Numbers and Product Descriptions (hereinafter the “Puros Blend Implants”):

Part Numbers	Brand/Product Description	Transfer Fee EMEA	Lead Time (Calendar Days)	Label Shelf Life	Minimum Shelf Life
67800	Puros Blend, 0.5cm3, 250-1000µ	[****]	[****]	[****]	[****]
67801	Puros Blend, 1.0 cm3, 250-1000µ	[****]	[****]	[****]	[****]
67802	Puros Blend, 2.0 cm3, 250-1000µ	[****]	[****]	[****]	[****]
67803	Puros Blend, 0.5 cm3, 1000-2000µ	[****]	[****]	[****]	[****]
67804	Puros Blend, 1.0 cm3, 1000-2000µ	[****]	[****]	[****]	[****]
67805	Puros Blend, 2.0 cm3, 1000-2000µ	[****]	[****]	[****]	[****]
67217*	Puros Allograft Customized Block, Standard	[****]	[****]	[****]	[****]
67218*	Puros Allograft Customized Block, Large	[****]	[****]	[****]	[****]

* [****]

RTI-Zimmer Biomet Dental – 5th Amendment to Exclusive Distribution Agreement	Page 1 of 3

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS A PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

2.    Marketing Approvals. Notwithstanding any provision in the Agreement to the contrary (including Section 6.3 and Exhibits E-1 and E-2), (a) RTI will be responsible for obtaining and maintaining the Marketing Approvals for Biomet 3i to Distribute the Puros Blend Implants in [****], and, to the extent the Parties mutually agree to distribute the Puros Blend Products in the [****]; (b) Biomet 3i will be responsible for obtaining and maintaining the Marketing Approvals for Biomet 3i to Distribute the Puros Blend Implants in [****] (provided, however, that the terms of Section 6.4(b) shall apply), the [****]; (c) RTI agrees to cooperate with Biomet 3i and provide any necessary regulatory assistance as reasonably required by Biomet 3i in connection with the obtaining and maintaining of Marketing Approvals in the countries referenced in subsection (b) of this Section 2, but provides no assurances that such Marketing Approvals will be obtained; (d) RTI will have primary responsibility for all communications, submissions and interactions with the applicable Regulatory Authorities for the purpose of obtaining and maintaining Marketing Approvals in the countries referenced in subsections (a) of this Section 2; and (e) Biomet 3i will have primary responsibility for all communications, submissions and interactions with the applicable Regulatory Authorities for the purpose of obtaining and maintaining Marketing Approvals in the countries referenced in subsection (b) of this Section 2.

3.    Supply and Distribution Conditions. RTI shall have no obligation to supply Puros Blend Implants under the Agreement in any particular country or jurisdiction until (1) the Puros Blend Implants have received the Marketing Approvals required in such country or jurisdiction; and (2) the Puros Blend Implants can be legally distributed under Applicable Laws in such country or jurisdiction. The Parties acknowledge that the Puros Blend Implants satisfy the above conditions in the [****] market as of the Fifth Amendment Effective Date. To the extent the Puros Blend Implants are processed in the [****] under the Agreement, the Parties shall execute a separate instrument setting forth their mutually agreed-upon pricing in USD. To the extent the Puros Blend Implants are processed in [****] under the Agreement, RTI shall bill Biomet 3i in EUR and RTI agrees that Biomet 3i may designate its Affiliates as purchasers hereunder for Puros Blend Implants consistent with Section 3.6 of the Agreement. Section 3.1 of the Agreement shall not apply with regard to the Puros Allograft Customized Blocks. Notwithstanding any provision to the contrary in the Agreement or any other instrument, Section 2.4 of the Agreement shall not apply to the Puros Blend Implants distributed in the [****] unless RTI obtains Marketing Approval in such respective country.

4.    Termination of Amendment. RTI may terminate this Amendment and its obligations to supply the Puros Blend Implants by providing Biomet 3i with one hundred eighty (180) days’ advance written notice if: (a) despite applying diligent, commercially reasonable efforts RTI is unable to maintain the necessary Marketing Approvals for the Puros Blend Implants; (b) RTI experiences material difficulties in obtaining sufficient amounts of the precursor materials needed to manufacture the Puros Blend Implants where such difficulties last for longer than ninety (90) consecutive days; or (c) discharging its obligation to supply the Puros Blend Implants would require RTI to expend a commercially unreasonable amount of time, money or other resources.

RTI-Zimmer Biomet Dental – 5th Amendment to Exclusive Distribution Agreement	Page 2 of 3

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS A PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

5.    Effect on the Agreement. Except as specifically amended above, the Agreement shall remain in full force and effect. This Amendment is being effected in accordance with Section 13.4 of the Agreement.

IN WITNESS WHEREOF, each Party has caused this Amendment to be executed by its respective duly authorized representative as of the date set forth below.

RTI SURGICAL, INC.		BIOMET 3i, LLC

By:	/s/ Olivier Visa	By:	/s/ Indraneel Kanaglekar

Name:	Olivier Visa	Name:	Indraneel Kanaglekar

Title:	Vice President, OEM & Sports	Title:	Vice President

Date:	October 11, 2017	Date:	October 11, 2017

RTI-Zimmer Biomet Dental – 5th Amendment to Exclusive Distribution Agreement	Page 3 of 3